                                                                   EXHIBIT 10.8

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]
                                                    AMd. to Bd. Design Lic./PCC
                                                                  Rev. 1-6/3/96


                  AMENDMENT TO BOARD-DESIGN LICENSE AGREEMENT
                          BETWEEN APPLE COMPUTER, INC.
                           AND POWER COMPUTING CORP.
                                 # C24-94-00428


THIS IS AN AMENDMENT, dated June 3, 1996 (this "Amendment"), to the Board-Design License Agreement entered into on December 16, 1994 (the Agreement") by Apple Computer, Inc, ("Apple"), a California corporation with its principal place of business at 1 Infinite Loop, Cupertino, CA 95014 and Power Computing Corp., a Delaware corporation with its principal place of business at 1225 Barber Lane, Milpitas, CA 95035 ("PCC"). All capitalized terms used herein, unless otherwise defined, shall have the respective meanings set forth in the Agreement.

                                    RECITAL

The parties wish to amend the Agreement on the terms set forth herein.

                                   AGREEMENT

1.     INSERT NEW LINE TO EXHIBIT A UNDER THE HEADING, "APPLE BOARD DESIGNS":

       Power Macintosh code named "   **   "

2.     INSERT THE FOLLOWING TO EXHIBIT A UNDER THE HEADING, "APPLE
       DELIVERABLES":

       For the Apple logic board code name "   **   ," Apple will deliver the
       following to PCC:

       1.     Evaluation package documentation:

       o      Bill of Materials
       o      PCB Quote Sheet
       o      Design Drawing Guide
       o      Specifications for all industry standard components
       o Letters of Authorization for relevant Apple proprietary components, allowing PCC to receive quotations

       Apple will deliver the evaluation package documentation within two weeks of PCC's request. All information in the evaluation package documentation is preliminary in nature and may be changed by Apple at its sole and absolute discretion until the design is in production at Apple and all components have been approved by Apple.

       2.     Design package documentation:

       o      Schematic database (electronic)
       o      Board CAD design database (electronic)
       o      Gerber files (electronic)
       o      Licensing specifications for Apple proprietary components





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                                                     AMD. TO BD. DESIGN LIC./PCC
                                                                 REV. 1 - 6/3/96


       o Notification that PCC has been added to the Macintosh Authorized Supplier (MAS) Agreements for the relevant Apple proprietary components, allowing PCC to purchase such components

       Apple will deliver the design package documentation by the later of three weeks after: (a) the date this amendment is last signed, or (b) the start of production ramp and full release of the logic board design, as defined by Apple.

3. EXCEPT AS AMENDED HEREBY, THE AGREEMENT IS HEREBY CONFIRMED AND RATIFIED IN ALL RESPECTS.

       IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed by their duly authorized representatives.

APPLE:                                     PCC:

APPLE COMPUTER, INC.                       POWER COMPUTING CORP.

BY:                                        BY:           /s/
    -------------------------------               ------------------------------

NAME:                                      NAME:  Stephen Kahng
      -----------------------------               ------------------------------

TITLE:                                     TITLE: President & CEO
      -----------------------------               ------------------------------

DATE:                                      DATE:  June 5, 1996
      -----------------------------               ------------------------------





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